UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

     EMERGING CTA PORTFOLIO L.P.
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-53211 (Commission File Number)	04-3768983 (IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant entered into a management agreement dated as of November 1, 2018 (the “Management Agreement”) with Katonah Capital Partners Management, LLC (“Katonah”), a Delaware limited liability company, pursuant to which Katonah shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Katonah’s Laplace Program, a proprietary, systematic strategy, to manage the Registrant’s assets allocated to Katonah. Katonah will trade the Registrant’s assets allocated to it directly through a managed account in the Registrant’s name.
The General Partner and Katonah have agreed that Katonah will trade the Registrant’s assets allocated to Katonah at a level that is 1.5 times the amount of such assets.
Pursuant to the Management Agreement, the Registrant will pay Katonah a monthly fee for professional management services equal to 1/12 of 1.0% (1.0% per year) of the month-end net assets of the Registrant allocated to Katonah.  Katonah will also receive an annual incentive fee payable semi-annually equal to 20% of new trading profits (as defined in the Management Agreement) earned by Katonah for the Registrant.
The Management Agreement expires on November 1, 2019.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Management Agreement.
A copy of the Management Agreement is filed herewith as Exhibit 10.1.
Item 1.02   Termination of a Material Definitive Agreement.
Effective as of October 31, 2018, the General Partner and the Registrant terminated the management agreement dated as of October 1, 2013, as amended on January 1, 2018 (the “Mesirow Agreement”), with Mesirow Financial International UK Limited (“Mesirow”), pursuant to which Mesirow managed the portion of the Registrant’s assets allocated to it.  The General Partner terminated the Mesirow Agreement because Mesirow is no longer trading on behalf of the Registrant.
Item 9.01   Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
10.1	Management Agreement by and among the Registrant, the General Partner and Katonah

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING CTA PORTFOLIO L.P.

By:	Ceres Managed Futures LLC
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  November 6, 2018